As filed with the Securities and Exchange Commission on January 11, 2000

                                            Securities Act registration 33-37668
                                            Investment Company Act file 811-6212

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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

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            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                        Post-Effective Amendment No. 12                      [X]

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                Amendment No. 14                             [X]

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                       UNIVERSAL CAPITAL INVESTMENT TRUST
                                  (Registrant)

                          100 South Wacker, Suite 2100
                            Chicago, Illinois 60606

                         Telephone number: 312-782-1515

--------------------------------------------------------------------------------

Andrew J. Goodwin, III                  David A. Sturms
Graver, Bokhof, Goodwin & Sullivan      Vedder, Price, Kaufman & Kammholz
Suite 2100                              222 North LaSalle Street, Suite 2600
100 South Wacker Drive                  Chicago, Illinois  60601-1003
Chicago, Illinois  60606

                              (Agents for service)

It is proposed that this filing will become effective:

        immediately upon filing pursuant to paragraph(b)
-----
        on (date) pursuant to rule paragraph(b)
-----
        60 days after filing pursuant to rule paragraph(a)(1)
-----
 X      on January 28, 2000 pursuant to rule paragraph(a)(1)
-----
        75 days after filing pursuant to paragraph (a)(2)
-----
        on (date) pursuant to paragraph (a)(2) of rule 485
-----

xxxxx


Universal Capital Growth Fund
Plain English Prospectus
Draft 4
January 4, 2000

FRONT COVER
------------

          UNIVERSAL CAPITAL GROWTH FUND
          A mutual fund investing for capital appreciation

          Prospectus
          January 28, 2000

          The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
          Mutual Funds: - are not FDIC insured - have no bank guarantees -may also lose value

 INSIDE
--------

          CONTENTS
          --------
          ABOUT THE FUND
          Investment objective........................................
          Main investment strategies..................................
          Main risks..................................................
          Performance.................................................
          Expenses....................................................
          Other Policies and Risks....................................
          Year 2000...................................................
          Management..................................................

          ABOUT YOUR INVESTMENT
          How shares are priced.......................................
             Net asset value .........................................
             Sales charges ...........................................
          How to buy shares...........................................
             Automatic Investment Plan ...............................
             Right of Accumulation ...................................
             Letter of Intent ........................................
          How to sell shares..........................................
             Systematic Withdrawal Plan ..............................
             Expedited redemption ....................................
             Redemptions in Kind .....................................
          Other Purchase and Redemption Policies......................
          Shareholder Services........................................
          Dividends, distributions and taxes..........................
          12b-1 fees..................................................
          Financial Highlights........................................
          FOR MORE INFORMATION..............................Back cover



     ABOUT THE FUND
     --------------

     INVESTMENT OBJECTIVE
     The investment objective of the Universal Capital Growth Fund (the "Fund") is to maximize long-term capital appreciation. The Fund's Trustees may not change the investment objective without a shareholder vote.

     MAIN INVESTMENT STRATEGIES
     The Fund invests primarily in common stocks of companies that Graver, Bokhof, Goodwin & Sullivan L.P. (the "Adviser") believes have the potential to increase earnings and are under-valued or fairly-valued. Under normal market conditions, the Fund will invest at least 75% of its total assets in such securities.

     Although the Fund may invest in companies of any size, it generally invests in larger, more established companies. In addition, although the Fund is permitted to invest in foreign securities, it generally invests substantially all of its assets in U.S. companies.

          Other investments
          -----------------
          To a more limited extent, the Fund may utilize other investments and investment techniques that may impact the Fund's performance. Under normal market conditions, the Fund may invest up to 25% of its net assets in:

          - short-term, interest-bearing securities
          - U.S. government securities
          - corporate debt securities
          - preferred stocks
          - commercial bank certificates of deposit
          - repurchase agreements

          Some of these investments may be medium or long-term investment-grade obligations, rated by a nationally recognized agency in one of the four highest categories. Securities in the fourth highest category are considered speculative.


     MAIN RISKS
     The Fund's principal risks are associated with investing in the stock market, equity investing and the Adviser's skill in managing the Fund.

          Common Stocks
          -------------
          There are market and investment risks with any security. The value of your Fund shares will fluctuate over time, and you could lose money. The Fund is designed for long-term investors who can accept these fluctuations and the risks of investing in securities. Common stocks tend to be more volatile than other investment choices. Large company stocks may be less risky than stocks of smaller companies, but at times may not perform as well.

          The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value will also decrease, which means if you sell your shares, you would receive less money.

          Growth Stocks
          -------------
          Because of their perceived growth potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potential and broader economic activity. If the Fund's growth stocks do not produce the predicted earnings growth, their share price may drop and the Fund's net asset value may decline.

          Value Stocks
          ------------
          The determination that a stock is undervalued is subjective. The market may not agree and the stock's price may not rise to what the Adviser believes is its full value. It may even decrease in value. Value stocks may also become unpopular.

          Fund Management
          ---------------
          The Adviser could be wrong in their analysis of companies, sectors, economic trends, the relative attractiveness of different size stocks or other matters.

          Small Companies
          ---------------
          The Fund normally invests in large companies, but it may also invest in small companies. Small, and often newer, companies present greater investment risk than more established companies. They may have limited product lines, markets, management personnel, research, and financial resources making them less marketable and more volatile than the securities of larger companies or the market in general.

          Fixed Income Securities
          -----------------------
          Any investment by the Fund in medium- or long-term, interest-bearing obligations is subject to the risks of fixed income investing. A change in interest rates or the issuer's ability to repay the obligation may affect the value of these securities.


     PERFORMANCE

     The chart and table below provide some indication of the risks of investing in the Fund. The bar chart below shows how the Fund has performed from year to year. The table compares Fund's average annual returns for the periods indicated to the S&P 500/R Stock Index ("S&P 500"), a broad-based market index. The chart does not reflect sales charges, which reduce return. Please note that past performance does not necessarily indicate how the Fund will perform in the future.


                   Annual Total Returns (%) as of 12/31 each year
                   ----------------------------------------------

      1991<F1> 1992     1993    1994    1995    1996    1997    1998    1999
      ----     ----     ----    ----    ----    ----    ----    ----    ----
     24.16%   -2.07%   8.42%   7.59%   39.31%  10.52%  34.46%  25.05%  20.03%



          Best quarter:  Fourth quarter 1998       21.14%

          Worst quarter: Third quarter 1998       -11.08%


     AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99
     -------------------------------------------


                             1 year             5 year      Since Inception<F1>
                            --------           --------     ----------------
     Universal Capital
     Growth Fund<F2>         20.03%             25.45%           18.04%
     S&P 500<F3>             21.04%             28.56%           20.93%


     <F1> Inception date of the Fund was January 22, 1991.

     <F2> This performance table reflects the payment of the 5.5% sales load on the purchase of new shares.

     <F3> The S&P 500 is an unmanaged index generally representative of the U.S.
          market for large-to mid-capitalized stocks.


     EXPENSES
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Future expenses may be higher or lower than those shown.

          Shareholder Fees (fees paid directly from your investment)
          ----------------
          Maximum sales charge (load) imposed on purchases
          (as a percentage of offering price)..........................5.5%
          Redemption fees<F1>..........................................None

          Annual Fund Operating Expenses (expenses deducted from Fund assets)
          ------------------------------
          Management fees.............................................1.00%

          Distribution (12b-1)fees<F2>................................0.25%
          Other Expenses <F2><F3>.....................................0.78%
          Total Annual Fund Operating Expenses <F3>...................2.03%


          <F1> A fee of $15.00 is charged for each redemption made by wire and for each redemption from a retirement plan account.


          <F2> Prior to               , 2000, the Fund paid a 12b-1 fee of
               0.50%. The table reflects the current lower fee of 0.25%.
               Effective            , 2000, the Board of Trustees approved
               an administrative service agreement authorizing the Fund to pay Dreher & Associates, Inc. ("Dreher") for certain expenses incurred in connection with providing services to shareholders. The Fund pays Dreher an annual fee under the agreement equal to 0.10%, accrued daily and paid monthly and based on the Fund's average daily net assets. "Other Expenses" have been restated to reflect the addition of this fee.


          <F3> The Adviser has agreed to limit the Fund's annual ordinary operating expenses to 2.00% of the Fund's average daily net assets through December 31, 2000. This waiver is voluntary and may be terminated at any time. For the fiscal year ended September 30, 1999, the Adviser waived a portion of its management fee, so the actual Management Fee the Fund incurred was 0.82% of average net assets, and total annual operating expenses were 2.00%.




          Example
          -------
          This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 for the periods shown, receive a 5% annual return, and redeem all your shares at the end of each period. It also assumes Fund operating expenses remain the same each year and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

            1 year             3 years             5 years             10 years
           --------            --------            --------            --------
             $745               $1,152              $1,583              $2,779



     OTHER POLICIES AND RISKS


          Risk Management
          ---------------
          The Fund seeks to manage risk by diversifying its holdings widely among market sectors and companies. Also, the Fund may take a temporary defensive position, investing up to 100% of its assets in short-term, interest-bearing securities. In that case, investment income could be higher than if the Fund were invested in common stocks and could make up a large portion of the Fund's return. Also, the Fund probably would not benefit as much from market advances or suffer as much from market declines as if it were fully invested in common stocks. If the Fund takes a temporary defensive position, the Fund would not be pursuing, and may not achieve, its objective.

     MANAGEMENT
          The Adviser
          -----------

          The Fund's investments are managed by Graver, Bokhof, Goodwin & Sullivan, L.P., 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606-4005, a registered investment adviser whose predecessor firm was founded in 1981. The firm is owned by Optimum Investment Group Ltd., a holding company that also has ownership interests in three other advisory firms with both institutional and individual clients. Combined assets under management for the four affiliated firms exceed $__ billion as of __________, 1999.


          The Fund is the only mutual fund which the firm advises. The Adviser has no previous experience managing a mutual fund. All investment decisions for the Fund are made by an investment committee, and no one person is primarily responsible for making recommendations to that committee.

          Subject to the overall authority of the Board of Trustees, the Adviser provides the Fund with continuous investment management as well as office space, equipment and management personnel. The Fund pays the Adviser a monthly fee at an annual rate of 1.0% of the Fund's average daily net assets up to $250 million, and 0.75% of average daily net assets beyond that.

ABOUT YOUR INVESTMENT
---------------------

          HOW SHARES ARE PRICED
          The public offering price of Fund shares is based on the Fund's NET ASSET VALUE per share plus a maximum SALES CHARGE of 5.5% of the offering price.

          Net Asset Value ("NAV")
          -----------------------
          Net asset value is the value of one share of the Fund, calculated by dividing the value of the Fund's assets, less liabilities, by the number of shares outstanding. Net asset value per share is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 3:00 p.m. Central Time, on each day the Exchange is open for trading.

          The Fund values the securities it holds at market prices. If market prices are unavailable for a security, the Fund uses fair value pricing, determined in good faith by the Fund's Board of Trustees. For a more complete explanation, see the Statement of Additional Information ("SAI").

          If the Fund receives your purchase or redemption request in good order before the close of trading, it is valued at that day's NAV (plus sales charge). Otherwise it will be executed at the next business day's NAV (plus sales charge). See "Other Purchase and Redemption Policies" on page __ for a definition of "good order."


          Sales Charges
          -------------
          This table shows the sales charges at various investment levels. See page __ for information on the Letter of Intent and Right of Accumulation.



                         Paid by the Investor
                         --------------------

                                                      % of Offering
                      As a % of       As a % of Net   Price Retained
                      Offering        Amount          by Selling
Investment            Price           Invested        Dealer
----------            ----------      ----------      ----------
--------------------------------------------------------------------
Less than
$50,000               5.50%           5.82%           4.75%
--------------------------------------------------------------------
$50,000 but less
than $100,000         4.50%           4.71%           3.75%
--------------------------------------------------------------------
$100,000 but
less than
$200,000              3.50%           3.63%           2.75%
--------------------------------------------------------------------
$200,000 but
less than
$350,000              2.50%           2.56%           2.00%
--------------------------------------------------------------------
$350,000 but
less than
$500,000              1.50%           1.52%           1.00%
--------------------------------------------------------------------
$500,000 and
over                  NONE            NONE            NONE
--------------------------------------------------------------------

          Various individuals and organizations who meet Fund requirements may buy shares at NAV--that is, without the sales charge. Following is a list of those who may qualify for such waivers, plus a description of the requirements:
          - employees and registered representatives of Dreher & Associates, Inc., the Fund's Distributor ("Dreher" or the "Distributor") and its affiliates or broker-dealers with selling group agreements with Dreher;
          - spouses and minor children of such persons;
          - trustees of the Fund;
          - investment advisory clients of the Adviser;
          - any trust, pension, profit sharing or other benefit plan account for the benefit of any person listed above;
          - companies exchanging shares with the Fund pursuant to a merger, acquisition or exchange offer; and

          - investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a fee for financial planning, investment advisory, asset management services or other services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent.


     Shareholders of the Fund prior to August 15, 1997 are permitted to purchase shares of the Fund in accordance with the following sales charge schedule:


                         Paid by the Investor
                         --------------------

                                                      % of Offering
                      As a % of       As a % of Net   Price Retained
                      Offering        Amount          by Selling
Investment            Price           Invested        Dealer
----------            ----------      ----------      ----------
--------------------------------------------------------------------
Less than
$100,000              1.50%           1.52%           1.50%
--------------------------------------------------------------------
$100,000 but
less than
$250,000              1.00%           1.01%           1.00%
--------------------------------------------------------------------
$250,000 or more      NONE            NONE            NONE
--------------------------------------------------------------------

     An investor also may buy Fund shares at NAV by certifying (on a form available from Dreher) that the amount invested represents the proceeds from selling, within the last 60 days, shares of another mutual fund on which the investor paid a sales commission.

     Fund dividends and distributions are automatically reinvested in Fund shares at NAV, unless you elect to receive them in cash. See "Dividends, Distributions and Taxes."

     HOW TO BUY SHARES
     You can buy shares of the Fund by check or wire from Dreher or from broker-dealers that have signed selling agreements with Dreher.


          Minimum investment. The Fund's minimum investment is generally $1,000. Additional investments must be $50 or more except for reinvestment of dividends and capital gain distributions. There is no minimum investment for Fund sponsored retirement plans. The Fund may change these minimums at any time.


          Purchase application. A purchase application in good order (see the application included with this prospectus) is required for each new account. The Fund will not redeem shares until the money used to buy shares has been collected. If a certified application is not on file, back-up withholding will be applied to any redemption proceeds. See "Other Purchase and Redemption Policies" on page __ for a definition of "good order".

          Accepting orders. The Fund reserves the right to reject any purchase order in whole or in part, and to suspend sales in response to conditions in the securities market or otherwise.

          Payments. To purchase shares by wire, please call the Fund for instructions at 800-537-3446.

          To purchase shares by check, make your check payable to "Universal Capital Growth Fund" and mail the check with your purchase application to an authorized investment dealer or directly to:

                              Universal Capital Growth Fund
                              P.O. Box 1591
                              Milwaukee, WI  53201-1591

          All checks must be drawn on U.S. banks in U.S. dollars. A charge (currently $20) may be imposed if your check does not clear, and you may be responsible for any related loss the Fund incurs.

          Additional Purchases. To buy additional shares, make your purchase through your authorized investment dealer or mail your order directly to the Fund at the address above. Include your check, information identifying the account registration, and your account number.

          Certificates. The Fund does not issue stock certificates. You will receive a statement confirming your purchase.

          Automatic Investment Plan
          -------------------------
          You can buy shares automatically each month by having $50 or more electronically transferred from your checking, bank money market, NOW or savings account and invested in the Fund. Your account will be debited two business days before the date you select for purchase.


          To sign up for the Automatic Investment Plan (the "Plan"), new investors should complete the Automatic Investment Plan section of the purchase application and attach a voided check or deposit slip. If your account is already open, you can sign up for the Plan by calling the Fund or an authorized broker-dealer for an application.


          Your bank account must be at a domestic financial institution that belongs to the Automated Clearing House. If the electronic transfer does not clear, you may be charged a fee (currently $20). Normal sales charges apply to your purchase.

          To change or terminate your participation in the Plan, you must notify in writing the Fund's Distributor, Dreher & Associates, Inc., One Oakbrook Terrace, Suite 708, Oakbrook Terrace, IL 60181-4793 or your authorized broker-dealer. If you are a direct shareholder, you may send your notice directly to: Universal Capital Growth Fund, P.O. Box 1591, Milwaukee, WI 53201-1591. The change will take effect within five business days after the Fund receives your notice from the Distributor or broker-dealer. A redemption of all funds from your account will automatically discontinue the Plan.

          The Fund may modify or terminate the Plan at any time or charge a service fee, though no such fee is currently contemplated.

          Right of accumulation
          ---------------------
          Once you purchase Fund shares, you may qualify for a discount on the sales charge. The right of accumulation privilege lets you buy additional shares at the public offering price plus the sales charge corresponding to the total of
          - the dollar amount being purchased, plus
          - the current maximum offering price of total Fund shares owned by you, your spouse, your children or your spouse's children for whose investment you or your spouse are custodian, an Individual Retirement Plan or other qualified plan of you or your spouse, or any revocable trust of which the grantor and principal beneficiary is you or your spouse.

          At the time of your purchase, you must give Dreher the information necessary to confirm your qualification for this privilege. See the purchase application for details. Sales charges for previous purchases will not be refunded.


          Letter of intent
          ----------------
          If you expect to buy additional Fund shares over a period of time (up to 13 months), you can get the same reduced sales charge as you would if you bought all the shares at once. You can make this election through a "Letter of Intent" on your purchase application. Fill in the dollar amount you intend to buy, and the sales commission is based on the total amount. For further information, see "Letter of Intent" in the SAI.

          The Fund may terminate or modify any special purchase method or privilege, including but not limited to the Automatic Investment Plan, Right of Accumulation, Letter of Intent, and Sales Commission Waiver, at any time without notice.

HOW TO SELL SHARES
You can redeem your shares in the Fund anytime and receive your proceeds by check, wire or electronic funds transfer. The price you receive will be the next net asset value (NAV) calculated after your request is received in good order. This price may be more or less than your original cost, and you may realize a capital gain or loss for federal tax purposes. See "Other Purchase and Redemption Policies" for a definition of "good order".

          Requests received after the close of regular trading on the Exchange (normally 3 p.m. Central Time) will be processed the next business day. PLEASE CALL THE FUND AT 800-537-3446 IF YOU HAVE ANY QUESTIONS ABOUT REDEMPTION REQUIREMENTS. ONCE THE TRANSFER AGENT RECEIVES YOUR REQUEST IN GOOD ORDER, YOU CANNOT CANCEL OR REVOKE THE REDEMPTION.


          No fee is charged when you redeem your shares. However, you must pay the costs of redemption proceeds sent by wire ($15) and redemptions from Fund sponsored retirement plans ($15). An authorized dealer may charge you for processing your redemption request.


          The Fund may temporarily suspend redemptions if the Exchange unexpectedly closes or for other emergencies. See the SAI for details.

          To redeem (sell) your shares the Fund must receive your written redemption request which

          - specifies the number of shares or dollar amount to be redeemed,

          - is signed by all owners exactly as their names appear on the account, and

          - includes a signature guarantee for each signature on the request. You can get a signature guarantee from Dreher; a securities firm that is a New York Stock Exchange member; or an authorized bank, savings bank, credit union, savings and loan association, or other entity. A NOTARY PUBLIC IS NOT AN ACCEPTABLE SIGNATURE GUARANTOR.

          For shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated. A corporate resolution, dated within 60 days of request authorizing the officer to make the request may be required.

          For a trust or partnership, the signature must include the registered shareholder's name and the title of the person signing on its behalf.

          The Fund may request additional documents to verify the authority of the person seeking to redeem.

          Systematic Withdrawal Plan
          --------------------------
          If your account balance is $25,000 or more ($10,000 for Individual Retirement Accounts), you can have the Fund redeem shares monthly or quarterly in specified dollar amounts of $100 or more. These payments may result in a gain or loss for federal tax purposes. Note that withdrawal proceeds are likely to exceed any dividends and distributions you receive, and may eventually exhaust your account. A shareholder normally should not purchase shares while participating in the Systematic Withdrawal Plan if the additional investment would be subject to a sales charge.

          To initiate the Systematic Withdrawal Plan, request a Systematic Withdrawal Plan Application from the Fund, Dreher or from a broker-dealer that has a signed selling agreement with Dreher.

          Expedited Redemption
          --------------------
          You may have redemption proceeds of $5,000 or more wired directly to a domestic commercial bank account or brokerage account that you previously designated. Such payments will normally be transmitted by the next business day following receipt of your written request in good order. A service charge (currently $15) for payment of proceeds by wire will be deducted from the proceeds. If this charge changes, you will be notified 30 days in advance.

          Redemptions in Kind
          -------------------

          The Fund reserves the right to redeem in kind. That is, give you marketable securities rather than cash. The Fund may make a redemption in kind only if your requests over a 90-day period total more than $250,000 or 1% of the Fund's assets, whichever is less.


OTHER PURCHASE AND REDEMPTION POLICIES
          Payment.  When you redeem shares, you will receive payment as follows:
          - Payments by check will be sent within 7 days of receiving redemption instructions in good order.
          - Payments by wire will usually be made on the next business day.
          - Electronic fund transfers will ordinarily arrive at your bank 2 to 3 banking days after transmission.

          Redemptions shortly after purchase. Payment for redemptions may be delayed until your purchase check or electronic transfer has cleared, up to 15 days. To avoid this delay, make your purchase by wire transfer or payment by a certified or cashier's check.

          Small accounts. If your account is more than 12 months old and has a value of less than $500, the Fund reserves the right to give you a 60-day notice to add to your account or the Fund will close your account and send you the proceeds. This does not apply to retirement accounts.

          Reinvesting redemption proceeds. You may redeem shares and later reinvest the proceeds in the Fund without a sales charge within six months of the redemption. This privilege is limited to two redemption-reinvestments per calendar year. Accounts under common ownership or control are aggregated for purposes of this limit. If you sell at a loss and reinvest within 91 days, the loss attributable to any sales charge must be deferred for your tax purposes.

          Returned Checks/Insufficient Funds. The Fund will charge a $20 service fee for any check or electronic transfer returned unpaid. Your purchase will be cancelled and you will be responsible for any resulting loss to the Fund.

          Good Order.  The Fund must receive your request to purchase or redeem
          (sell) shares in good order.  The request must include:
          - your account number;
          - the number or dollar amount of shares you want to purchase or redeem;
          - signatures of all owners, exactly as registered on the account;
          - signature guarantee(s), if required;
          - any documentation required for redemption by estates, trusts, corporations and other organizations.

          Purchases through Third Parties. If you buy shares from a broker-dealer, financial institution or other provider, their policies and fees may differ from those described here.

          The Fund may accept requests to buy additional shares into a broker-dealer street name account only from the broker-dealer.

          The Fund may authorize service providers and their designees to accept purchase orders on the Fund's behalf. The Fund considers such orders received when the service provider accepts them, and prices them at the next net asset value calculated after receipt by the service provider.

          The Fund has agreed to allow some service providers to enter purchase orders for their customers by telephone with payment to follow. The Fund prices the telephone orders at the next net asset value calculated after the service provider receives them. The service provider is responsible for placing the orders promptly and for ensuring the Fund receives payment within the agreed upon period. Otherwise, the provider could be liable for resulting fees or losses.

SHAREHOLDER SERVICES
          Statements and reports
          ----------------------
          You will receive quarterly account statements showing transactions in shares of the Fund and your total account balance. You will also receive confirmations of purchase, redemption, dividend reinvestment and change of shareholder address.

          Retirement plans
          ----------------
          Through its custodian, UMB Bank, n.a., the Fund offers qualified retirement plans for individuals and employers, including IRAs and SEP IRAs. For a master IRA plan and information on administration and fees, contact Dreher or an authorized broker-dealer. The Fund's minimum investment and minimum account value requirements do not apply to retirement accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES
The Fund intends to pay any dividends of net investment income and capital gain distributions at least annually. The Fund will reinvest these distributions unless you request otherwise.

Whether you receive dividends and distributions in cash or as additional shares, they are generally subject to federal income tax as ordinary income or capital gains. If you redeem your shares, any gain on the transaction may be subject to tax. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. Each year the Fund will give you an annual statement describing the distributions you have received or reinvested.

If two consecutive dividend checks are returned as undeliverable, the dividends will be reinvested in the Fund at the current net asset value and the account will be designated as a dividend reinvestment account.

Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

12B-1 FEES

The Fund's plan under Rule 12b-1 allows it to pay distribution and other related fees for activities generally intended to result in sales of shares, such as advertising, compensation for sales and marketing activities and materials.



The Fund pays Dreher an annual fee under its Rule 12b-1 plan equal to 0.25% accrued daily and paid monthly and based on the Fund's daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, the distribution expenses you pay over time will increase the cost of your investment and may total more than paying other types of sales charges.


FINANCIAL HIGHLIGHTS
The table below is intended to help you understand the Fund's financial performance for the last five fiscal years, each ended September 30. Certain information reflects results for one Fund share. "Total return" is the rate your investment would have earned (or lost), assuming you reinvested all dividends and distributions. This information has been audited by Ernst & Young LLP; their report and the Fund's financial statements are included in the annual report, which is available on request.


                                       YEAR ENDED SEPTEMBER 30,

                            1999       1998    1997<F1>      1996       1995
                          ------     ------    --------    ------     ------

NET ASSET VALUE,
BEGINNING OF PERIOD       $18.86     $18.09     $14.99     $16.28     $12.47
------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment loss       (0.27)     (0.21)     (0.08)     (0.10)     (0.10)
------------------------------------------------------------------------------
Net realized and
  unrealized gain
  on investments            5.54       1.46       4.97       1.14       4.54
------------------------------------------------------------------------------
TOTAL FROM
INVESTMENT
OPERATIONS                  5.27       1.25       4.89       1.04       4.44
------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net realized gains        (1.92)     (0.48)     (1.79)     (2.33)     (0.63)
------------------------------------------------------------------------------
NET ASSET VALUE,
END OF PERIOD             $22.21     $18.86     $18.09     $14.99     $16.28
------------------------------------------------------------------------------
TOTAL RETURN<F2>          29.54%      7.12%     36.24%      7.40%     37.87%
------------------------------------------------------------------------------
SUPPLEMENTAL DATA
AND RATIOS:
Ratio of net
  expenses to average
  net assets<F3>           2.00%      2.00%      2.00%      2.00%      2.00%
------------------------------------------------------------------------------
Ratio of net investment
  loss to average net
  assets<F3>             (1.26)%    (1.03)%    (0.48)%    (0.67)%    (0.77)%
------------------------------------------------------------------------------
Portfolio turnover rate    71.1%      58.1%      49.2%     262.1%     157.6%
------------------------------------------------------------------------------
Net assets, end of
  period (in 000's)      $17,675    $13,911    $12,994    $11,124     $8,149
------------------------------------------------------------------------------

<F1> On August 15, 1997, the adviser changed to Graver, Bokhof,
     Goodwin & Sullivan from Integrated Financial Services,
     Inc.

<F2> The total return calculation does not
     reflect any sales load imposed on the
     purchase of shares.

<F3> Figures shown reflect waiver of investment adviser fees and earnings credits of the custodian of 0.18%, 0.37%, 0.50%, 0.35% and 0.66% of average net assets for 1999, 1998, 1997, 1996 and 1995.


BACK COVER

          FOR MORE INFORMATION

          Here is how to obtain this and other information or to inquire about the Fund.

          Additional information about the Fund may be found in the STATEMENT OF ADDITIONAL INFORMATION and in SHAREHOLDER REPORTS. Shareholder inquiries may be made by calling the toll-free telephone number listed below. The Statement of Additional Information contains information on Fund investments and operations. The semi-annual and annual shareholder reports describe Fund performance, list portfolio holdings and discuss market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. These and other Fund documents may be obtained without charge from the following sources:

          BY TELEPHONE
          Call the Fund at 1-800-969-9676.

          BY MAIL
          Write to: Universal Capital Growth Fund
                    100 South Wacker Drive, Suite 2100
                    Chicago, IL  60606-4005
                    Or
                    Public Reference Room
                    Securities and Exchange Commission
                    Washington, D.C. 20549-6009 (a duplication fee is charged)

          IN PERSON
                    Public Reference Room
                    Securities and Exchange Commission
                    Washington, D.C. 20549-6009 (Call 1-800-SEC-0330 for more information)

          ON THE INTERNET
          http://www.sec.gov
                 -----------

          THROUGH THE FUND'S DISTRIBUTOR

                    Dreher & Associates, Inc.
                    One Oakbrook Terrace, Suite 708
                    Oakbrook Terrace, Illinois 60181-4793
                    1-630-932-3000

          The Statement of Additional Information is incorporated by reference into this prospectus (is legally part of this prospectus).

          SEC file number: 811-6212

xxxxx

Statement of Additional Information                          January 28, 2000

UNIVERSAL CAPITAL GROWTH FUND

A series of Universal Capital Investment Trust

-----------------------------------------------------------------------------

100 South Wacker Drive, Suite 2100
Chicago, Illinois 60606
(800) 969-9676

This Statement of Additional Information relates to Universal Capital Growth Fund (the "Fund"), a series of Universal Capital Investment Trust (the "Trust"). It is not a prospectus, but provides information that should be read in conjunction with the Fund's Prospectus dated January 28, 2000 and any supplements to the Prospectus, and the Fund's Annual Report for the year ended September 30, 1999, a copy of which accompanies this Statement of Additional Information.

The Prospectus and additional copies of the Annual Report may be obtained without charge by writing or telephoning the Fund at the address or telephone number set forth above or you may obtain a copy of the Prospectus and other related materials on the SEC's internet website (http://www.sec.gov).


The following financial statements are incorporated by reference to the Annual Report, dated September 30, 1999 of Universal Capital Growth Fund (File No. 811-
6212) as filed with the Securities and Exchange Commission on November 24, 1999.
     1.        Schedule of Investments as of September 30, 1999
     2.        Statement of Assets and Liabilities as of September 30, 1999
     3.        Statement of Operations as of September 30, 1999
     4. Statement of Changes in Net Assets as of for the Years Ended September 30, 1999 and 1998
     5.        Financial Highlights

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-537-3446.

-------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                    Page
General Information and Fund History..................................3
Investment Objective..................................................3
Investment Practices and Risks........................................3
Investment Restrictions..............................................10
Management of the Fund...............................................12
Control Persons and Principal Holders of Securities..................14
Investment Advisory Services.........................................14
Distributor..........................................................15
Distribution Plan....................................................16
Administrative Services..............................................17
Other Service Providers..............................................18
Portfolio Transactions and Brokerage Allocation......................20
Capital Stock........................................................20
Purchasing, Redeeming and Pricing Shares.............................21
Taxation.............................................................22
Performance Information..............................................25
Appendix A..........................................................A-1

GENERAL INFORMATION AND FUND HISTORY
The Universal Capital Growth Fund was created as a Massachusetts business trust on October 18, 1990. Universal Capital Growth Fund (the "Fund") began operations on January 22, 1991. The Fund is a series of Universal Capital Investment Trust.

INVESTMENT OBJECTIVE
The Fund's investment objective is to maximize long-term capital appreciation. There can be no assurance that the Fund will achieve its objective. The Fund's objective may not be changed without shareholder approval.

INVESTMENT PRACTICES AND RISKS
The Fund is a diversified, open-end, management investment company.

The following policies and limitations supplement those set forth in the Prospectus. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


DEBT SECURITIES
As described in the Prospectus, the Fund may make temporary investments in fixed-income obligations provided they are of investment-grade quality. For this purpose investment-grade obligations are considered to be those which are rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corporation. Securities rated in the lowest of the investment grade categories are considered to have speculative characteristics.


WARRANTS
The Fund may invest up to 5% of the value of its net assets at the time of purchase in warrants (not including those acquired in units or attached to their securities), including up to 2% of the value of its net assets in warrants not listed on the New York or American stock exchanges. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may tend to be greater than the percentage increase or decrease in the value of the underlying common stock.


FOREIGN SECURITIES
The Fund may invest up to 5% of its net assets in foreign securities. For the purpose of calculating the 5% limitation, foreign securities do not include American Depository Receipts ("ADRs") or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. All foreign securities acquired by the Fund will be listed on a stock exchange.

Investment in foreign securities may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does an investment in securities of U.S. issuers. Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Fund intends to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

To the extent positions in portfolio securities are denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

INVESTMENT COMPANY SECURITIES
The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of a specific index. These index-based investments hold substantially all of their assets in securities representing their specific index or a specific portion of an index in roughly the same proportions as their weightings in that index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both the changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAV). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the Index.

Examples of the index-based investments include:


SPDRs/R:  SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are
-------
based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs/R:   MidCap SPDRs are based on the S&P MidCap 400 Index.  They are
--------------
issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs/R:  Select Sector SPDRs are based on a particular sector or
---------------------
group of industries that are represented by a specific Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index. Since Sector SPDRs concentrate in securities from a particular sector, there is a risk that the security's credit quality will decline because any factors affecting that sector, such as economic or political, could affect a large portion of the securities included in the Select Sector Index.

DIAMONDS/sm:  DIAMONDS are based on the Dow Jones Industrial Averagesm.  They
-----------
are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares:  Nasdaq-100 Shares are based on the Nasdaq 100 Index.  They
-----------------
are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs/sm: WEBs, an acronym for "World Equity Benchmark Shares," are based on 17
-------
country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index. Foreign securities tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the Fund's investment losses or reduce its investment gains.


OPTIONS AND FUTURES
In order to provide additional revenue, or to hedge against changes in security prices or interest rates, the Fund may purchase and write (sell) both call options and put options on securities and on indexes and may enter into interest rate and index futures contracts and options on such futures contracts. It is currently anticipated that investments in options and futures will not exceed
5% of the Fund's total assets.

Options.  An option on a security (or index) is a contract that gives the
-------
holder, in return for a premium, the right to buy (call) from or sell (put) to the option seller (writer) the security (or the cash value of the index) underlying the option at a designated price during the term of the option (normally not exceeding nine months). The Fund may write a call option only if the option is "covered" by the Fund's holding a position, in the underlying security or otherwise, which would allow immediate satisfaction of its obligation. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

The Fund may write puts only if they are "secured." A put is "secured" if the Fund (i) maintains in a segregated account with the custodian cash or U.S. Government securities or other appropriate high-grade debt obligations with a value equal to the exercise price or (ii) holds a put on the same underlying security at an equal or greater exercise price. When the Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. The Fund may purchase a put on the underlying security to effect a "closing purchase transaction," except in those circumstances which the Adviser believes it is unable to do so.

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

The Fund will only enter into options that are standardized and traded on a U.S. exchange or board of trade, or similar entity, or quoted on Nasdaq. When the Fund writes an over-the-counter option, there is no assurance that the Fund will be able to enter into a closing purchase transaction. It may not always be possible for the Fund to negotiate a closing purchase transaction with the same dealer for the same exercise price and expiration date as the option which the Fund previously had written. Although the Fund may choose to purchase an option from a different dealer, the Fund would also be subject to the additional credit risk of such dealer. If the Fund as a writer of a covered call option is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise. It is the position of the staff of the Securities and Exchange Commission that over-the-counter options are illiquid securities.

Futures.  The Fund may also engage in futures transactions.  An interest rate
-------
futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as U.S. Treasury bonds) at a specified price and time. A futures contract on a index is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract was originally written. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, a futures contract is closed out prior to delivery by entering into an offsetting transaction in a matching futures contract.

The Fund may also purchase and write call and put options on futures contracts ("futures options"). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund will limit its use of futures contracts and futures options to hedging transactions to the extent required to do so by regulatory authorities. For example, the Fund might use futures contracts to hedge against fluctuations in the general level of stock prices or anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. The Fund's hedging may include sales of futures contracts as an offset against the effect of expected declines in stock prices or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or declines in interest rates.

There are several risks associated with the use of futures contracts and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and the portfolio securities being hedged. Successful hedging depends on the Adviser's ability to correctly predict changes in the level and the direction of stock prices, interest rates, and other market factors. An incorrect prediction could result in a loss on both the hedged securities in the Fund's portfolio and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted. In addition, because of the low margin deposits required, futures trading involves a high degree of leverage.<F1> As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. A purchase or sale of a futures contract may result in losses in excess of the amount of the margin deposit. However, in the absence of the ability to hedge, the Fund might have taken portfolio actions in anticipation of the same events with similar investment results but, presumably, at greater transaction costs.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. This may prevent the Fund from liquidating an unfavorable position and the Fund would be exposed to possible loss on the position during the interval of in ability to close and would continue to be required to meet margin requirements until the position is closed. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.

<F1> "Margin" is the fraction of the value of the contract that the Fund must actually deposit in order to invest in a futures contract. The use of margin creates "leverage," which provides an opportunity for greater total return but correspondingly increases the risk of loss. The margin deposit requirement applicable to futures contracts is generally only 10% or less of the value of the contract. For comparison, the margin deposit requirement applicable to securities is generally 50%. The Fund does not purchase securities on margin.

The Fund will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will not enter into a futures contract or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"<F2> would exceed 5% of the Fund's net assets.

PORTFOLIO TURNOVER
Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The Fund's portfolio turnover rate for the fiscal year ended September 30, 1999 was 71%. The Fund's annual portfolio turnover rate will vary from year to year; a high rate of portfolio turnover (i.e. over 100%) results in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for Federal income tax purposes. See "Other Policies and Risks" and "Dividends, distributions and taxes" in the Prospectus.

SHORT SALES
The Fund may sell securities short "against the box," that is: (1) enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open. The Fund may make short sales of securities only if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

In a short sale against the box, the Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. The Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

<F2> A call option is "in-the-money" if it can be exercised at a price less than the current trading price of the underlying security. A put option is "in-the-money" if it can be exercised at a price greater than the current trading price of the underlying security.

Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Short sale transactions of the Fund involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. In determining the number of shares to be sold short against the Fund's position in the convertible securities, the anticipated fluctuation in the conversion premiums is considered. The Fund will also incur transaction costs in connection with short sales. Certain provisions of the Internal Revenue Code may limit the degree to which the Fund is able to enter into short sales. See "Taxation." The Fund does not currently expect that more than 40% of the Fund's total assets would be involved in short sales against the box.

REPURCHASE AGREEMENTS
As part of its strategy for the temporary investment of cash, the Fund may enter into "repurchase agreements" or "reverse repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Fund to earn interest on assets awaiting long-term investment. The Fund requires continuous maintenance by the custodian for the Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. The Fund does not intend to invest in repurchase agreements maturing in more than seven days, which are considered illiquid securities.

REVERSE REPURCHASE AGREEMENTS
In a reverse repurchase agreement, the Fund temporarily transfers possession of an instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. At all times that a reverse repurchase agreement is outstanding, the Fund will maintain cash and liquid securities in a segregated account at its custodian bank with a value at least equal to its obligation under the agreement. Securities and other assets held in the segregated account may not be sold while the reverse repurchase agreement is outstanding, unless other suitable assets are substituted. Reverse repurchase agreements are included in the Fund's fundamental limitations regarding borrowings, and may only be entered into for temporary or emergency purposes.

LENDING PORTFOLIO SECURITIES
In order to generate additional income, the Fund may from time to time lend securities from its portfolio with a value not exceeding 5% of its net assets, to brokers, dealers and financial institutions such as banks and trust companies for which it will receive collateral in cash, U.S. Government securities or irrevocable letters of credit that will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. Cash collateral will be invested in short term securities, which will increase the current income of the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and rights to interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. The lending of portfolio securities exposes the Fund to the risk of failure by the borrower to return the securities involved in such transactions, in which event the Fund may incur a loss. In an effort to reduce that risk, the Adviser will monitor the creditworthiness of the firms to which the Fund lends portfolio securities.

INVESTMENT RESTRICTIONS
The Fund operates under the following investment restrictions. Restrictions (i) through (ix) are fundamental policies and may not be changed without the approval of a "majority" of the outstanding shares of the Fund. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the approval of the lesser of (a) more than 50% of the outstanding voting securities of the Fund or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of the Fund are present at the meeting or by proxy.

The Fund may not as a fundamental policy (except as indicated):

(i) as to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(ii) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(iii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that it may enter into futures and options on futures);<F3>

<F3>In addition, as long as Fund shares are qualified for sale in Texas, the
Fund will not invest in interests in real estate limited partnerships.

(v) make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities;

(vi) borrow money, except that the Fund may (a) borrow up to 5% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary purposes, but not to increase portfolio income (reverse repurchase agreements shall be considered borrowings for purposes of this restriction) and (b) enter into transactions in options;

(vii) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(viii)  issue any senior security; or

(ix) purchase illiquid securities or securities of issuers (other than issuers of Federal agency obligations) which, including their predecessors, have been in operation for less than three years, if by reason of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of its total assets.

Restrictions (a) through (l) may be changed by the board of trustees without shareholder approval.

The Fund may not as a non-fundamental policy (except as indicated):

(a) invest in interests in oil, gas, or other mineral exploration or development programs or puts, calls, straddles, spreads, or any combination thereof (except that the Fund may enter into transactions in options, futures and options on futures);

(b) invest in shares of other investment companies except in connection with a merger, consolidation or acquisition of assets, or in the open market involving no commission or profit to a sponsor or dealer (other than the usual and customary broker's commission);

(c)  invest in companies for the purpose of exercising control or management;

(d) purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

(e) make short sales of securities unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities;

(f) purchase or hold securities of an issuer if 5% of the securities of such issuer are owned by those officers, directors, or trustees of the Trust or of its investment adviser who each own beneficially more than 1/2 of 1% of the securities of that issuer;

(g) mortgage, pledge, or hypothecate in excess of 5% of the Fund's total assets (taken at cost), except as may be necessary in connection with options, futures, and options on futures;

(h) in warrants, other than those acquired in units or attached to other securities;

(i) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange or similar entity; or buy or sell an option on a security unless the option is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

(j) buy or sell a futures contract, or an option on a futures contract, unless the futures contract or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

(k) invest more than 5% of its total assets in securities of issuers which the Fund is restricted from selling to the public without registration under the Securities Act of 1933; or

(l) invest more than 5% of its net assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depository Receipts (ADRs) and securities guaranteed by a U.S. person).

MANAGEMENT OF THE FUND
The board of trustees of the Trust has overall responsibility for the conduct of the affairs of the Fund. The trustees serve indefinite terms of unlimited duration. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees or by the declaration in writing of two-thirds of the Trust's outstanding shares.


TRUSTEES AND OFFICERS
Set forth below is information about the trustees and officers of the Fund.

Name, Date of Birth               Position(s)         Principal Occupation(s)
and Business Address              with Fund           During Past Five Years
--------------------              -----------         ----------------------
Andrew J. Goodwin, III,<F1>       Trustee and         Vice Chairman of Optimum
DOB 10/22/43                      President           Investment Group Ltd.
100 South Wacker Drive,                               since 1999, Officer of
Suite 2100                                            GBGS since 1990; Managing
Chicago, IL 60606                                     Director of Garzarelli
                                                      Investment Management, LLC
                                                      from 1995 through 1999.


Keith Pinsoneault,<F1>            Vice President,     Managing Director of the
DOB 10/25/47                      Secretary and       Adviser since 1997; Chief
100 South Wacker Drive,           Treasurer           Operating Officer and
Suite 2100                                            Director of Capital
Chicago, IL 60606                                     Markets for Rodman &
                                                      Renshaw from 1994 through
                                                      1996; Senior Portfolio
                                                      Manager for Harris,
                                                      Bretall, Sullivan & Smith
                                                      from 1992 through 1994.

Robert A. Korajczyk,<F2>          Trustee             Professor of Finance,
DOB 7/26/54                                           Northwestern University
Northwestern University                               since 1983; Principal,
2001 Sheridan Road                                    Chicago Partners since
Evanston, IL 60208                                    1995.


Robert F. Seebeck, <F2>           Trustee             Retired; formerly,
DOB 5/19/26                                           Managing Director of
523 Sheridan Road                                     Russell Reynolds
Kenilworth, IL 60043                                  Associates, Inc., August,
                                                      1974 through December,
                                                      1996.

Alan L. Zable,<F2> DOB 10/28/36   Trustee             Consultant since January
270 Indiana Street                                    1, 1995; president and
Elmhurst, Illinois  60126                             sole shareholder of CAZCO,
                                                      Inc. (hair salon
                                                      business); prior thereto,
                                                      Senior Vice President and
                                                      Treasurer, Midwest Stock
                                                      Exchange, Incorporated.

<F1> Mr. Goodwin and Mr. Pinsoneault are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

<F2> Messrs. Korajczyk, Seebeck and Zable are members of the audit and nominating committee of the board of trustees, which makes recommendations regarding the selection of the Trust's independent auditors and meets with representatives of the independent auditors to determine the scope and review the results of each audit.

The Trustees and officers who are "interested persons" designated above receive no compensation from the Trust. The following table indicates the fees earned during the fiscal year ended September 30, 1999 by the trustees who are designated as "interested persons":


Name                         Total Compensation
----                         From Trust
                             ----------

Alan L. Zable                     $2,500.00

Robert A. Korajczyk               $1,500.00

Robert F. Seebeck                 $2,500.00


For each meeting of the Board of Trustees attended, Messrs. Korajczyk, Seebeck and Zable received a fee of $500.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
At December 31, 1999, the trustees and officers of the Trust owned beneficially 4,788 shares of the Fund, or 0.6% of the Fund's outstanding shares. As of December 31, 1999, no person was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund.



INVESTMENT ADVISORY SERVICES
Management and investment advisory services are provided to the Fund by Graver, Bokhof, Goodwin & Sullivan, LP (the "Adviser"), 100 South Wacker Drive,
Suite 2100, Chicago, IL 60606-4005, pursuant to an Investment Advisory Agreement (the "Agreement") dated August 15, 1997. The Fund pays the Adviser a fee accrued daily and paid monthly at the annual rate of 1.00% of the first $250 million of the Fund's average daily net assets and .75% of the Fund's average daily net assets in excess of $250 million. Prior to August 15, 1997, the Fund paid the former investment adviser, Integrated Financial Services, Inc., an advisory fee at the same rate it pays to the Adviser.

The Agreement will remain in effect until March 31, 2000, and from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at anytime, without penalty, by either the Trust or the Adviser upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

EXPENSES
Subject to the expense limitations described below, the Fund pays all its own operating expenses that are not specifically assumed by the Adviser, including
(i) fees of the investment adviser; (ii) interest, taxes and any governmental filing fees; (iii) compensation and expenses of the trustees, other than those who are interested persons of the Trust, the investment adviser or the distributor; (iv) legal, audit, custodial, fund accounting and transfer agency fees and expenses; (v) fees and expenses related to the organization of the Fund and registration and qualification of the Fund and its shares under federal and state securities laws; (vi) expenses of printing and mailing reports, notices and proxy material to shareholders, and expenses incidental to meetings of shareholders; (vii) expenses of preparing prospectuses and of printing and distributing them to existing shareholders; (viii) insurance premiums; (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of the business of the Trust; and (x)distribution expenses pursuant to the Distribution Plan.

The Adviser has voluntarily undertaken to reimburse the Fund for any annual operating expenses in excess of 2% of the Fund's average daily net assets through December 31, 2000.

During the fiscal years ended September 30, 1999 and 1998, the Fund paid advisory fees of $172,359 and $144,778 to the Adviser, respectively, but the Adviser waived fees or reimbursed expenses of $31,486 and $53,845, respectively, pursuant to the expense limitation undertaking.

During the period from August 15, 1997 to September 30, 1997, the Fund paid advisory fees of $16,427 to the Adviser, but the Adviser waived fees or reimbursed expenses of $11,870 pursuant to the expense limitation undertaking.

During the period from October 1, 1996 to August 14, 1997, the Fund paid advisory fees of $96,460 to Integrated Financial Services, Inc. ("IFS"), the previous investment adviser. During the period from October 1, 1996 to August 14, 1997, IFS waived fees or reimbursed expenses of $39,469 pursuant to the expense limitation undertaking.

DISTRIBUTOR
Dreher & Associates, Inc. ("Dreher"), a broker-dealer owned by Mr. James Dreher and Mr. Richard Burgess, serves as distributor for the Fund, subject to change by a majority of the "non-interested" trustees at any time. Dreher is located at One Oakbrook Terrace, Suite 708, Oakbrook Terrace, Illinois 60181. Dreher is responsible for all purchases, sales, redemptions and other transfers of shares of the Fund without any charge to the Fund except the fees paid to Dreher under the Distribution Plan. Dreher is also responsible for all expenses incurred in connection with its performance of services for the Fund, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. Dreher receives commissions from sales of shares of the Fund which amounts are not expenses of the Fund but represent sales commissions added to the net asset value of shares purchased from the Fund.

Dreher has the exclusive right to distribute shares of the Fund in a continuous offering through affiliated and unaffiliated dealers. The obligation of Dreher is an agency or "best efforts" arrangement, which does not obligate Dreher to sell any stated number of shares.

During the fiscal years ended September 30, 1999, 1998 and 1997, Dreher received and retained commissions of $6,008, $3,835 and $4,215, respectively.

Under certain circumstances, Dreher may reallow up to the entire sales charge to dealers. Dealers who receive 90% or more of the sales charge are considered underwriters under the Securities Act of 1933, as amended. Dreher may from time to time conduct promotional campaigns that offer incentives to dealers who meet or exceed target sales of shares of the Fund. The cost of these promotional campaigns, including any incentives offered, is paid entirely by Dreher and has no effect on either the public offering price of Fund shares or the percentage of the public offering price the selling dealer retains. The cost of the promotional campaigns is not intended to be among the items that the Distributor is compensated for under the Fund's Distribution Plan. At various times, Dreher may also develop programs wherein Dreher will reallow, to all dealers or to dealers that uniformly applied targets for sales of shares of the Fund, an amount that does not exceed the total applicable sales charges on the sales generated by the dealer at the public offering price during such programs.

As of October 31, 1999 the following brokers have signed selling agreements with Dreher to sell the Fund: Accutrade, Inc., Advanced Clearing, Inc., American Investment Services, Ameritrade, Inc., Amerivest, Inc., Cardinal Investments Inc., Cardinal Investment Services, Chubb Securities Corp., Financial Network Investment Corp., Fixed Income Securities, Lewco Securities Corp., Long Grove Trading Co., Mesirow Capital, Inc., Mutual Service Corp., Oakbrook Securities Corp., Terra Securities Corp., Titan Value Equity Group, Trade - PMR, Inc., Wall Street Discount Corp.

Dreher also receives brokerage commissions for executing portfolio transactions on behalf of the Fund. See "Portfolio Transactions and Brokerage Allocation."


DISTRIBUTION PLAN
The Trust has adopted a plan pursuant to rule 12b-1 under the 1940 Act (the "Plan"), whereby the Fund pays to Dreher & Associates, Inc., the Fund's distributor ("Dreher"), fees accrued daily and paid monthly at the aggregate annual rate of .25% of the Fund's average daily net assets. Prior to ________, 2000, the Fund paid a 12b-1 fee to Dreher at an annual rate of 0.50%.

Such payments represent compensation for expenses incurred by Dreher for the promotion and distribution of the shares of the Fund, including, but not limited to the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature and other expenses related to the distribution of Fund shares, including compensation paid to securities dealers and others who have executed selling group agreements with Dreher.

The Plan has been approved by the board of trustees, including all of the trustees who are not interested persons as defined in the 1940 Act, as amended. The Plan must be approved annually by the board of trustees, including a majority of the trustees who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan ("non-interested trustees"), by a vote cast in person at a meeting called for that purpose. So long as the Plan is in effect, it is required that the selection and nomination of non-interested trustees be done by non-interested trustees. The Plan may be terminated at any time, without penalty, by either a majority vote of such trustees or by vote of a majority of the Fund's outstanding shares, and shall terminate automatically in the event of any act that terminates the distribution agreement with Dreher. Any agreement related to the Plan, including any distribution or service agreement, may be terminated in the same manner, except that such termination must be on not more than sixty days' written notice to any other party to such agreement. Any such related agreement shall terminate automatically in the event of any act that terminates the Plan or the distribution agreement with Dreher, or in the event of any act that constitutes the assignment of any such related agreement. Any distributor, dealer or institution may also terminate its distribution or service agreement at any time upon written notice.

Neither the Plan nor any distribution agreement may be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the outstanding shares of the Fund, and all such material amendments to the Plan or any distribution agreement must also be approved by a majority of the trustees of the Trust, including a majority of the non-interested trustees, by a vote cast in person at a meeting called for the purpose of voting on any such amendment.

Dreher is required to report in writing to the board of trustees at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution agreement and the amount of expenses incurred by Dreher under the Plan, and, to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

During the year ended September 30, 1999, the Fund made payments to Dreher pursuant to a Distribution Plan then in effect equal to 0.50% (0.25% distribution and 0.25% service) accrued daily, paid monthly, and based on the Fund's daily net assets, and Dreher paid expenses according to this Plan then in effect in connection with the distribution of Fund shares as shown below:


Distribution fees paid by Fund to Dreher:      $86,180

Distribution expenses incurred by Dreher:

  Fees reallowed to brokers                    $68,106
  Fees paid to dealer firms                      4,026
  Printing - Quarterly Fact Sheet                  595
  Printing - Prospectus                            445
  Printing - Newsletter                            419

Other marketing expenses                            19
                                               -------

Total expenses                                 $73,610


ADMINISTRATIVE SERVICES
Effective _________, 2000, administrative services are provided to the Fund under an administrative services agreement ("administrative agreement") with Dreher. Dreher bears all its expenses of providing services pursuant to the administrative agreement between Dreher and the Fund, including the payment of service fees. The Fund pays Dreher an administrative services fee, accrued daily and payable monthly, at an annual rate of 0.10% of the Fund's average daily net assets.

Dreher has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. Firms to which services fees may be paid include broker-dealers affiliated with Dreher. Dreher may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Fund.


OTHER SERVICE PROVIDERS
ADMINISTRATOR
The Adviser and Sunstone Financial Group, Inc. (the "Administrator"), 207 E. Buffalo Street, Suite 400, Milwaukee, WI 53202, entered into an Administration Agreement pursuant to which the Administrator shall provide on behalf of the Adviser certain administration services for the Fund. The Administrator and its affiliates provide administration, transfer agency, distribution and fund accounting services to other investment companies.

Under the Administration Agreement dated October 1, 1997, the Administrator has agreed to provide office space, facilities, equipment and personnel, compile data for and prepare with respect to the Fund timely Notices to the Commission required pursuant to Rule 24f-2 under the Act and semi-annual reports on Form N-SAR; prepare and file all federal income and excise tax returns and state income tax returns (and such other required tax filings as may be agreed to by the parties) other than those required to be made by the Fund's custodian or transfer agent subject to review and approval of the Trust and the trustee's independent accountants; prepare compliance filings relating to the registration of the securities of the Fund pursuant to state securities laws with the advice of Fund's counsel; determine the expense accruals of the Fund; prepare financial statements for the Annual and Semi-Annual Reports required pursuant to
Section 30(d) under the Act; review the Registration Statement for the Fund (on Form N-1A or any replacement therefor) and any amendments thereto, and proxy materials; prepare, monitor and cause all appropriate expenses to be paid from Fund assets on proper authorization from the Fund; assist in the acquisition of the Fund's fidelity bond required by the Act, monitor the amount of the bond and make the necessary Commission filings related thereto; check the Fund's compliance with the policies and limitations relating to portfolio investments as set forth in the Prospectus, Statement of Additional Information and monitor each Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended; maintain, and/or coordinate with the other service providers the maintenance of, the accounts, books and other documents required pursuant to Rule 31a-1(a) and (b) under the Act; and generally assist in the Fund's administrative operations.

The Administrator receives a fee from the Adviser for its services as administrator and expenses assumed pursuant to the Administration Agreement, equal to the lesser of a fee calculated daily and paid periodically, beginning at the annual rate of seventeen one-hundredths of one percent (.17%) and decreasing as the assets of the Fund reach certain levels. The minimum annual fee is $45,000 for the fiscal year ending September 30, 2000.

Unless terminated sooner as provided therein, the Administration Agreement will continue in effect until September 30, 2000. The Administration Agreement thereafter shall be renewed automatically for successive one-year terms, unless earlier terminated. The Administration Agreement is terminable after the initial term, on not less than 60 days' notice by the Adviser or by the Administrator.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

CUSTODIAN
UMB Bank, n.a., P.O. Box 419226, Kansas City, Missouri, 64141 is the custodian for the Fund. It is responsible for holding all cash and securities of the Fund, directly or through a book entry system, delivering and receiving payment for securities sold by the Fund, receiving and paying for securities purchased by the Fund, collecting income from investments of the Fund and performing other duties, all as directed by authorized persons of the Fund. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by the Fund, payment of dividends or payment of expenses of the Fund.

TRANSFER AGENT
Sunstone Financial Group, Inc. ("SFG"), 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin, 53202 is currently the Fund's transfer agent and dividend disbursing agent. SFG records all sales, transfers and redemptions of shares of the Fund, disburses dividends of the Fund and performs other recordkeeping functions. SFG is responsible for all personnel, office space and equipment expenses related to the performance of these services for the Fund. The Fund pays all other out-of-pocket expenses, including postage, mailing and stationery expenses.

FUND ACCOUNTANT
UMB Bank, n.a. ("UMB"), the Fund's custodian, provides financial and accounting services, including portfolio accounting and calculation of the Fund's net asset value per share, preparation of financial statements and creation and maintenance of the related books and records. UMB furnishes, at its own expense, the personnel and facilities necessary to perform its duties. UMB receives from the Fund a fee accrued daily and paid monthly at the annual rate of .03% of the Fund's average daily net assets up to and including $100 million, 02% of average daily net assets in excess of $100 million, but not more than $350 million, .01% of average daily net assets in excess of $350 million, but not more than $1 billion, and .005% of average daily net assets in excess of $1 billion, subject to a minimum fee of $20,000 per year. For the fiscal years ended September 30, 1999, 1998 and 1997, fees paid by the Fund for financial and accounting services totaled $13,740, $12,779 and $12,100, respectively.

INDEPENDENT AUDITORS
Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's Federal income tax returns, and performs other professional accounting, tax and advisory services when engaged to do so by the Fund.

LEGAL COUNSEL
Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601, provides legal services to the Fund, including assisting in regulatory and general corporate issues of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
Portfolio transactions on behalf of the Fund effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In executing portfolio transactions, the Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available. In seeking the most favorable price and execution, the Adviser considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions. The trustees have determined that portfolio transactions for the Fund may be executed through Dreher if, in the judgment of the Adviser, the use of Dreher is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, Dreher charges the Fund commission rates consistent with those charged by Dreher to comparable unaffiliated customers in similar transactions. The board of trustees, including a majority of the trustees who are not "interested" trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to Dreher are consistent with the foregoing standard. The Fund will not effect principal transactions with Dreher. It is expected that all or a significant portion of the Fund's portfolio transactions will be executed through Dreher. In executing portfolio transactions through Dreher, the Fund will be subject to, and intends fully to comply with, section 17(e) of the Investment Company Act of 1940, as amended and the rules thereunder. During the years ended September 30, 1999, 1998 and 1997, the Fund paid brokerage commissions on purchases and sales of securities (not including the gross underwriting spread on securities purchased in underwritten offerings) of $25,985, $20,938 and $11,132, respectively of which $20,385, $20,938 and $10,412, respectively was paid to Dreher. Of the brokerage commissions paid by the Fund for the year ended September 30, 1999, 78% were paid to Dreher in connection with transactions involving securities having a market value of 100% of the total market value of securities on which the Fund paid commissions.


CAPITAL STOCK
The Fund is a series of Universal Capital Investment Trust, a Massachusetts business trust organized on October 18, 1990, and is an open-end, diversified management investment company.

SHARES
Under the terms of the Declaration of Trust, the Trust may issue an unlimited number of shares of beneficial interest without par value in one or more series ("Funds"). While only shares of a single series ("the Fund") are presently being offered, the Trustees may authorize the issuance of additional funds if deemed desirable, each with its own investment objective, policies and restrictions. All shares issued will be fully paid and non-assessable.

The Fund's shares are entitled to participate pro rata in any dividends and other distributions declared by the Trust's board of trustees with respect to shares of the Fund. All shares of the Fund have equal rights in the event of liquidation of the Fund.

Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations. However, the Trust's Declaration of Trust disclaims liability of the shareholders, trustees and officers of the Trust for acts or obligations of the Fund, which are binding only on the assets and property of the Fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the Fund's assets of all losses and expenses of any Fund shareholder held personally liable for the Fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations.


VOTING RIGHTS
Each shareholder has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called (including by the holders of at least 10% of the Fund's outstanding shares) for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement. On any matters submitted to a vote of shareholders, shares are voted by individual series and not in aggregate, except when voting in aggregate is required by the 1940 Act or other applicable law. Shares of the Fund are not entitled to vote on any matter not affecting the Fund. All shares of the Trust vote together in the election of the trustees.


PURCHASING, REDEEMING AND PRICING SHARES
Purchases and redemptions are discussed in the Fund's prospectus under the headings "How to buy shares" and "How to sell shares." All of that information is incorporated herein by reference.

Net Asset Value. For purposes of this computation, portfolio securities, including options, that are traded on a national securities exchange or in the over-the-counter market are valued at the last current reported sales price, or lacking any current reported sale on that day, at the mean of the most recently quoted bid and asked prices. Each outstanding futures contract is valued at the official settlement price for the contract on the exchange on which the contract is traded, except that if the market price of the contract has increased or decreased by the maximum amount permitted on the valuation date ("up or down the limit"), the contract is valued at a fair value as described below. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

When market quotations are not readily available for the Fund's securities, such securities are valued at a fair value following procedures approved by the board of trustees. These procedures include determining fair value on the basis of valuations furnished by pricing services approved by the board of trustees, which include market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders, as well as on the basis of appraisals received from a pricing service using a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Fund's net asset value is determined only on days on which the New York Stock Exchange is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will usually be closed on the preceding Friday or the following Monday, respectively.


The following persons or entities may purchase shares of the Fund at net asset value without payment of any sales commissions:
- Employees and registered representatives of Dreher & Associates, Inc. ("Dreher"), the Fund's distributor, and its affiliates or broker-dealers with selling group agreements with Dreher;
- Spouses and minor children of such persons;
- Trustees of the Fund;
- Investment advisory clients of the Adviser;
- Any trust, pension, profit sharing or other benefit plan account for the benefit of any person listed above;
- Companies exchanging shares with the Fund pursuant to a merger, acquisition or exchange offer; and
- Investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a fee for financial planning, investment advisory, asset management services or other services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent.


LETTER OF INTENT
From your initial purchase (and subsequent purchases, if necessary), the Fund will hold 5% of the dollar amount you specified in escrow in your account. Any dividends or capital gains on these shares will be paid to you or credited to your account. These shares will be released when you complete your total purchase. If you do not buy all of the shares as indicated in the Letter of Intent, the Fund may redeem as many escrowed shares as necessary to cover the difference in the sales charge. Shares remaining after this redemption will be credited to your account. You consent to the redemption of any or all escrowed shares as described in this section.

If your total purchases plus your accumulation credit (see "Right of Accumulation," above) exceed the Letter of Intent amount as well as an equal amount that would qualify for a further discount, the Dreher or the broker-dealer will retroactively adjust prices to reflect the discount for all purchases you make under the Letter of Intent. The difference in the offering price will be applied to purchases you make at the offering price that would apply if you purchased all the shares at once. Your broker-dealer will return to Dreher excess commission on shares purchased through the broker-dealer under the Letter of Intent.

REDEMPTION IN KIND
The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

TAXATION
The following is only a summary of certain tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

Qualification as a Regulated Investment Company.  The Fund intends to continue
-----------------------------------------------
to qualify, as it did in its last fiscal year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will be exempt from Federal income tax on its net investment income and capital gains that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code described below. Distributions of investment company taxable income made during the taxable year or, under certain specified circumstances, after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities and other income derived with respect to its business of investing in such stock or securities (the "Income Requirement").

In addition, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, at least 50% of the value of its assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Diversification Requirement"). This Diversification Requirement is in addition to the diversification standard the Fund must meet under fundamental investment restriction (i). See "Investment Restrictions."

The Fund's option and hedging activities are subject to special provisions of the Code that may, among other things, limit the use of losses of the Fund and affect the holding period of the securities held by the Fund and the nature of the income realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without the cash to distribute such income. The Fund and its shareholders may recognize taxable income as a result of the Fund's hedging activities, a portion of which may be treated as long-term capital gains. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Taxation of Distributions.  The Fund distributes substantially all of its net
-------------------------
investment income and net short-term capital gains for any taxable (i.e., fiscal) year. Distributions will be taxable to shareholders as described below, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving a distribution from the Fund in the form of additional shares will generally be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received on the distribution date and will take a tax basis for such shares equivalent to the amount deemed to have been distributed to them. The Fund intends to distribute to shareholders its excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year as a capital gain dividend. A capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether the net capital gain distributed by the Fund was recognized prior to the date on which a shareholder acquired shares and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by the Fund as capital gain dividends may not exceed the net capital gain of the Fund for any taxable year, determined by excluding any net capital loss or net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year.

Dividends (whether received in cash or reinvested in shares) will generally be subject to taxation when received. Dividends declared in October, November or December of any year accruing to shareholders of record on a specified date in such a month, however, will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year, if such dividends are paid during January of the following year.

The Fund is required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding that such shareholder is an "exempt recipient." Shareholders will be advised annually as to the U.S. Federal income tax consequences of distributions made during the year.

Corporate Investors. In the case of corporate shareholders, a portion of Fund distributions (other than capital gain dividends) for any taxable year generally is expected to qualify for the 70% dividends received deduction for regular Federal income tax purposes to the extent of the gross amount of eligible dividends received by the Fund for the year with respect to stock, unless such stock is held for 45 days or less during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to the dividend (or 90 days or less during the 180-day period that begins 90 days before the stock becomes ex-dividend with respect to the dividend in the case of certain preferred stock). Legislation has been introduced from time to time to reduce the percentage of dividends entitled to the dividends received deduction; however, it is not known whether Congress will consider any such legislation in the near future. The Fund's investment policies may affect the availability of the dividends received deduction with respect to dividends paid on certain stocks in the Fund's portfolio. For example, the holding period of any dividend paying stock will not be deemed to include period in which the Fund holds a put option on, has contracted to sell, or has made but not closed a short sale of, "substantially identical" stock or securities. Convertible bonds or convertible preferred stock may be deemed "substantially identical" to common stock for purposes of this rule. The Fund will provide a statement annually to shareholders of the amount of dividends eligible for the dividends received deduction.

Corporate investors should also note that although the dividends received deduction is available to reduce regular corporate Federal income tax liability, any amount so deducted may increase the tax base upon which the corporate alternative minimum tax and environmental tax is imposed.

PERFORMANCE INFORMATION
From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during a period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. Total Return may also be described as the cumulative percentage change in value, assuming reinvestment of all dividends and distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

Average Annual Total Return will be computed as follows:

                       ERV    =     P(1+T)n
            Where:     P      =     a hypothetical initial investment of $1,000
                       T      =     average annual total return
                       n      =     number of years
                       ERV    =     ending redeemable value of a hypothetical
                                    $1,000 investment made at the beginning of the period, at the end of each period (or fractional portion thereof)

The figures quoted will assume reinvestment of all dividends and distributions. Quotations of Average Annual Total Return will take into account the effect of any sales charge on the amount available for investment or redemption, at the maximum rate in effect on the date of the quotation; quotations of Total Return will indicate whether or not the effect of the sales charge is included. Income taxes payable by shareholders will not be taken into account. For example, Average Annual Total Return and Total Return for the Fund for various periods ended September 30, 1999 are shown below:

                                             Total Return   Total Return
                             Average Annual      with         without
  Period                      Total Return   Sales Charge   Sales Charge
  ------                      ------------   ------------   ------------
  1 year ...................     22.4%           22.4%          29.5%
  5 years..................      21.5%          164.5%         179.9%
  Life of fund .............     16.3%          271.1%         292.7%
    (beginning January 22, 1991)

The performance of the Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as yield and total return is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In advertising and sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. The Fund might also use comparative performance as computed in a ranking determined by Lipper, Inc. ("Lipper"), an independent service that monitors the performance of over 2,000 mutual funds, or that of another service.

In advertising and sales literature, the performance of the Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Fund. Comparison of the Fund to an alternative investment should consider differences in features and expected performance.

All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Fund generally believes to be accurate. The Fund may also note its mention in newspapers, magazines, or other media from time to time. However, the Fund assumes no responsibility for the accuracy of such data.

The Fund may compare its performance to the Consumer Price Index (AllUrban), a widely recognized measure of inflation. The performance of the Fund may also be compared to the following indexes or averages:

Dow-Jones Industrial Average          New York Stock Exchange Composite
Standard & Poor's 500/R Stock Index   Index
Standard & Poor's 400 Industrials     American Stock Exchange Composite
Wilshire 5000                         Index
(These indexes are widely recognized  Nasdaq Composite
indicators of general U.S. stock      Nasdaq Industrials
market results.)                       (These indexes generally reflect
                                      the performance of stocks traded in
                                      the indicated markets.)


In addition, the Fund may compare its performance to:

     Value Line Index
     (Widely recognized indicator of the
     performance of small- and medium-
     sized company stocks.)
     Lipper Large-Cap Growth Funds Average
     Lipper Multi-Cap Growth Funds Average
     Lipper Mid-Cap Growth Funds Average
     Lipper Small-Cap Growth Funds Average

The Lipper averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, the Fund may compare its performance or ranking to all funds tracked by Lipper or another independent service.

To illustrate the historical returns on various types of financial assets, the Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

          Common stocks
          Small company stocks
          Long-term corporate bonds
          Long-term government bonds
          Intermediate-term government bonds
          U.S. Treasury bills
          Consumer Price Index



xxxxx

                                   APPENDIX A

Commercial Paper Ratings
------------------------

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for commercial paper in which the Fund may invest:

   "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

   "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

   Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper in which the Funds may invest:

   "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

   "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

   The three rating categories of Duff & Phelps for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper in which the Fund may invest:

   "Duff 1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

   "Duff 1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

   "Duff 1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

   "Duff 2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding need may enlarge total financing requirements, access to capital markets is good.

   Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The highest rating category of Fitch for short-term obligations is "F-1." Fitch employs two designations, "F-1+" and "F-1," within the highest category. The following summarizes the rating categories used by Fitch for short-term obligations in which the Funds may invest:

   "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

   Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by a bank holding company or an entity within the holding company structure. The following summarizes the ratings used by Thomson BankWatch in which the Fund may invest:

   "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

   "TBW-2" - this designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

   IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings in which the Fund may invest:

   "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

   "A2" - Obligations are supported by a good capacity for timely repayment.

Corporate Long-Term Investment Grade Debt Ratings
--------------------------------------------------

STANDARD & POOR'S INVESTMENT GRADE DEBT RATINGS

   A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

   The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

   The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

      2.   Nature of and provisions of the obligation.

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


     AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

MOODY'S LONG-TERM INVESTMENT GRADE DEBT RATINGS

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     FITCH INVESTORS SERVICE, INC. INVESTMENT GRADE BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+.'

     A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

DUFF & PHELPS, INC. LONG-TERM INVESTMENT GRADE DEBT RATINGS

   These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

   Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

   The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.


RATING SCALE        DEFINITION

------------------------------------------------------------------------------
AAA                 Highest credit quality.  The risk factors are negligible,
                    being only slightly more than for risk-free U.S. Treasury
                    debt.
------------------------------------------------------------------------------
AA+                 High credit quality.  Protection factors are strong.
AA                  Risk is modest, but may vary slightly from time
AA-                 to time because of economic conditions.
------------------------------------------------------------------------------
A+                  Protection factors are average but adequate.
A                   However, risk factors are more variable and
A-                  greater in periods of economic areas.
------------------------------------------------------------------------------
BBB+                Below average protection factors, but still
BBB                 considered sufficient for prudent investment.
BBB-                Considerable volatility in risk during economic cycles.
------------------------------------------------------------------------------

xxxxx

                           PART C  OTHER INFORMATION

Item 23.    Exhibits:
            ---------
     a-1.   Agreement and Declaration of Trust<F1>

     a-2.   Amendment no. 1 to Agreement and Declaration of Trust<F1>

     b.     Bylaws, as amended<F1>

     c.     None

     d. Investment Advisory Agreement with Graver, Bokhof, Goodwin & Sullivan, LLP<F2>

     e-1.   Distribution Agreement with Dreher & Associates, Inc.<F1>


     e-2.   Form of Selling Group Agreement<F1>


     f.     None

     g.     Custody Agreement with UMB Bank, n.a.<F1>

     h-1.   Fund Accounting Agreement with UMB Bank, n.a.<F1>

     h-2.   Administration Agreement with Sunstone Financial Group, Inc.<F2>

     h-3.   Transfer Agency Agreement with Sunstone Investor Services, LLC<F3>


     h-4.   Administrative Services Agreement


     i.     Opinion of Vedder, Price, Kaufman & Kammholz

     j.     Consent of Independent Auditors

     k.     None

     l-1.   Subscription Agreement<F1>

     l-2.   Organizational Expense Agreement<F1>


     m-1     Distribution (12b-1) Plan<F1>

     m-2     Amended and Restated Distribution (12b-1) Plan


     n.     None

<F1> Previously filed.  Incorporated by reference to the exhibit of the same number filed with Post-Effective Amendment No. 6, Registration No. 33-37668, effective January 31, 1996.

<F2> Previously filed.  Incorporated by reference to the exhibit of the same number filed with Post-Effective Amendment No. 8, Registration No. 33-37668, effective January 28, 1998.

<F3> Previously filed.  Incorporated by reference to the exhibit of the same number filed with Post-Effective Amendment No. 9, Registration No. 33-37668, effective April 28, 1998.


Item 24.  Persons Controlled By or Under Common Control with Registrant
          -------------------------------------------------------------

          The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the captions "Management of the Fund - The Adviser and Distributor" and in the Statement of Additional Information under the caption "Management" is incorporated by reference.

Item 25.  Indemnification
          ---------------

          Article VI of the Agreement and Declaration of Trust of registrant (exhibit 1 to the registrant's registration statement on form N-1A, no. 33-37668, which is incorporated herein by reference) provides that the Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined in one of the manners described below, that such covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct").

          A determination that the Covered Person is not entitled to indemnification due to Disabling Conduct may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding, or
(b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Party ultimately will be found entitled to indemnification.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          The information in the prospectus under the caption "Management of the Fund" is incorporated by reference. Neither the Adviser nor any of its directors or officers has been engaged for its or his own account in any other business, profession, vocation or employment of a substantial nature in the past two fiscal years.

Item 27.  Principal Underwriters
          ----------------------
       (a)  None.

       (b)  Name and Principal      Positions and Offices  Positions and Offices
            Business Address        with Underwriter       with Registrant
            ---------------------   ---------------------  ---------------------

            James A. Dreher         President              N/A
            One Oakbrook Terrace
            Suite 708
            Oakbrook Terrace,
            Illinois 60181

            Patricia M. Ellington   Vice President/        N/A
            One Oakbrook Terrace    Operations
            Suite 708
            Oakbrook Terrace,
            Illinois 60181

            Linda M. Kozak          Secretary/Treasurer    N/A
            One Oakbrook Terrace
            Suite 708
            Oakbrook Terrace,
            Illinois 60181

       (c)  Not applicable

Item 28.  Location of Accounts and Records
          --------------------------------

          As to records of the Distributor:

          Linda M. Kozak
          Dreher & Associates, Inc.
          One Oakbrook Terrace, Suite 708
          Oakbrook Terrace, Illinois   60181

          As to records of the Custodian and Fund Accountant:

          UMB Bank, n.a.
          P.O. Box 419226
          Kansas City, Missouri   64141
          Attn:  Lori Judd

          As to records of the Administrator and Transfer Agent:

          Sunstone Financial Group, Inc.
          207 East Buffalo Street, Suite 400
          Milwaukee, Wisconsin  53202


Item 29.  Management Services
          -------------------

          None

Item 30.  Undertakings
          ------------

          None.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on January 7, 2000.


                                          UNIVERSAL CAPITAL INVESTMENT TRUST


                                          By:  /S/ Andrew J. Goodwin, III
                                               ---------------------------------
                                               Andrew J. Goodwin, III, President

          Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name                                  Title                       Date
---------------                  ---------------            ---------------

/S/ Andrew J. Goodwin, III   President and Trustee
                             (principal executive          January 11, 2000
Andrew J. Goodwin, III       officer)

/S/ Keith Pinsoneault        Vice President, Secretary,    January 11, 2000
--------------------------   & Treasurer
Keith Pinsoneault

/S/ Robert A. Korajczyk                 Trustee            January 11, 2000
--------------------------
Robert A. Korajczyk

/S/ Robert F. Seebeck                   Trustee            January 11, 2000
--------------------------
Robert F. Seebeck

/S/ Alan L. Zable                       Trustee            January 11, 2000
--------------------------
Alan L. Zable